Sub-Item 77Q3.

i) & ii)	i) & ii)	Stephen D. Foy, as Vice President,
Controller and principal
financial officer and Gifford R. Zimmerman, Chief
Administrative Officer and
principal executive officer of the Nuveen Funds, hereby reports, with respect to this Form N-SAR report, that Fund management has evaluated the effectiveness of the Fund's disclosure controls and procedures as of October
24, 2002(the
"Evaluation Date"), which is within 90 days prior to the filing date of the report, and concluded that those disclosure controls and procedures were adequate and effective as of the Evaluation Date; and that Fund management has concluded that there were no significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their most recent evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.














































iii) CERTIFICATIONS

I, Stephen D. Foy, certify that:

1. I have reviewed this report on Form N-SAR of Nuveen
2. California
3. Select Quality Fund;

4. Based on my knowledge, this report does not contain any

5. untrue statement

6. of a material fact or omit to state a material fact necessary

7. to make the

8. statements made, in light of the circumstances under

9. which such statements

10. were made, not misleading with respect to the period

11. covered by this report;


12. Based on my knowledge, the financial information
13. included in this report,
14. and the financial statements on which the financial
15. information is based,
16. fairly present in all material respects the financial
17. condition, results of
18. operations, changes in net assets, and cash flows (if the 19. financial statements
20. are required to include a statement of cash flows) of the
21. registrant as of, and
22. for, the periods presented in this report;
23.

4. The registrant's other certifying officers and I are
5. responsible for
6. establishing and maintaining disclosure controls and
7. procedures (as defined
8. in rule 30a-2(c) under the Investment Company Act) for
9. the registrant and
10. have:
a) designed such disclosure controls and procedures to
b) ensure that material
c) information relating
d)  to the registrant, including its consolidated subsidiaries,
e) is made known to us by others within those entities,
f) particularly during the
g) period in which this report is being prepared;
h)
b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the
"Evaluation Date"); and
c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation
Date;


5. The registrant's other certifying officers and I have
6. disclosed, based on our
7. most recent evaluation, to the registrant's auditors and the
8. audit committee
9. of the registrant's board of directors (or persons
10. performing the equivalent
11. functions):
a) all significant deficiencies in the design or operation of
b) internal controls
c) which could adversely affect the registrant's ability to
d) record, process,
e) summarize, and report financial data and have identified
f) for the registrant's
g) auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have
7. indicated in this report
8. whether or not there were significant changes in internal
9. controls or in other
10. factors that could significantly affect internal controls
11. subsequent to the
12. date of our most recent evaluation, including any
13. corrective actions with
14. regard to significant deficiencies and material
15. weaknesses.


Date: 10/30/2002










/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller


I, Gifford R. Zimmerman, certify that:

1. I have reviewed this report on Form N-SAR of Nuveen California
2. Select Quality  Fund;

3. Based on my knowledge, this report does not contain any

4. untrue statement

5. of a material fact or omit to state a material fact necessary

6. to make the

7. statements made, in light of the circumstances under

8. which such statements

9. were made, not misleading with respect to the period

10. covered by this report;


11. Based on my knowledge, the financial information
12. included in this report,
13. and the financial statements on which the financial
14. information is based,
15. fairly present in all material respects the financial
16. condition, results of
17. operations, changes in net assets, and cash flows (if the 18. financial statements
19. are required to include a statement of cash flows) of the
20. registrant as of, and
21. for, the periods presented in this report;

4. The registrant's other certifying officers and I are
5. responsible for
establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:
a) designed such disclosure controls and procedures to
b) ensure that material
c) information relating to the registrant, including its
d) consolidated subsidiaries,
e) is made known to us by others within those entities,
f) particularly during the
g) period in which this report is being prepared;
b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the
"Evaluation Date"); and
c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation
Date;

5. The registrant's other certifying officers and I have
6. disclosed, based on our
7. most recent evaluation, to the registrant's auditors and the
8. audit committee
9. of the registrant's board of directors (or persons
10. performing the equivalent
11. functions):
a) all significant deficiencies in the design or operation of
b) internal controls
c) which could adversely affect the registrant's ability to
d) record, process,
e) summarize, and report financial data and have identified
f) for the registrant's
g) auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have
7. indicated in this report
8. whether or not there were significant changes in internal
9. controls or in other
10. factors that could significantly affect internal controls
11. subsequent to the
12. date of our most recent evaluation, including any
13. corrective actions with
14. regard to significant deficiencies and material
15. weaknesses.


Date: 10/30/2002










/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer